U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 20, 2015

ELDORADO ARTESIAN SPRINGS, INC.

(Name of registrant as specified in its charter)

Colorado	000-18235	84-0907853
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

1783 DOGWOOD STREET, LOUISVILLE, COLORADO		80027
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:    (303) 499-1316

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 20, 2015, the Board of Directors of Eldorado Artesian Springs, Inc. (the “Company”) approved and authorized the Company to terminate the registration of its common stock and suspend its reporting obligations under Sections 12(g) and 15(d), respectively, of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company will file a Form 15 with the U.S. Securities and Exchange Commission (the “SEC”) to effect this termination on or before April 30, 2015.

The Company expects that upon the filing of the Form 15, the Company's obligation to file periodic and current reports with the SEC, Forms 10-K, 10-Q, and 8-K, will be suspended immediately. However, the Company intends to file a report on Form 10-K for the fiscal year ended March 31, 2015.  As of the first day of the Company’s current fiscal year, April 1, 2015, the Company had fewer than 300 shareholders of record, which permits suspension of its reporting obligations. The Company expects that the deregistration will become effective 90 days after the filing of the Form 15. Following the effective date of deregistration, the Company will no longer file periodic reports with the SEC, including Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q, and it will no longer be subject to the SEC’s proxy rules or Section 16 requirements.

The decision of the Company's Board of Directors to deregister its common stock was based on the consideration of numerous factors, including the large costs of preparing and filing periodic reports with the SEC, the increased outside accounting, audit, legal and other costs and expenses associated with being a public company, the burdens placed on Company management to comply with reporting requirements, and the low trading volume in and market price of the Company's common stock. The Company has not made any decision whether to continue to provide interim unaudited financial information or annual audited financial information to its shareholders.

The Company’s common stock is currently traded on the OTC Pink Market. However, there is no assurance that trading in the Company's common stock will continue on the OTC Pink Market or on any other securities exchange or quotation medium.

This report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, which provides a “safe harbor” for such statements in certain circumstances. The forward-looking statements include statements or expectations regarding the Company’s intent to file a Form 15, the effectiveness of deregistration of its common stock, becoming a non-reporting company and related matters. Forward-looking statements are identifiable by words such as “intends”, “expects”, “will” and other similar expressions and include statements that refer to expectations, projections or other characterizations of future events or circumstances. These statements are based on current expectations, estimates, projections, beliefs and assumptions of the Company’s management. Such statements involve significant risks and uncertainties.  Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, actions taken by the SEC and other factors discussed in greater detail in the Company’s filings with the SEC. You are cautioned not to place undue reliance on such statements and to consult the Company’s SEC filings for additional risks and uncertainties that may apply to the Company’s business and the ownership of its securities. The Company’s forward-looking statements are presented as of the date made, and the Company disclaims any duty to update such statements unless required by law to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 24, 2015

Eldorado Artesian Springs, Inc.
Registrant

By:	/s/ Cathleen Shoenfeld
Cathleen Shoenfeld
Chief Financial Officer